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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) August 23, 2005



                       ANHEUSER-BUSCH COMPANIES, INC.
           (Exact name of registrant as specified in its charter)



             Delaware                           1-7823                              43-1162835
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  (State or other jurisdiction of         (Commission File Number)           (I.R.S. Employer Identification
          incorporation)                                                                Number)



One Busch Place,                           St. Louis, Missouri                  63118
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(Address of principal executive offices)                                      (Zip Code)


Registrant's telephone number,
including area code                 314-577-2000



None
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(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER MATTERS


         On August 23, 2005, Anheuser-Busch Companies and its outside insurance companies settled all claims associated with previously disclosed lawsuits filed by Maris Distributing Company. Anheuser-Busch agreed to pay $120 million in cash which results in a $105 million pretax charge in the Third Quarter 2005.




                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ANHEUSER-BUSCH COMPANIES, INC.
                                            -----------------------------------
                                            (Registrant)




August 24, 2005                             /s/ JOBETH G. BROWN
----------------------------                -----------------------------------
(Date)                                      JoBeth G. Brown
                                            Vice President and Secretary